THE 2007 EQUITY PARTICIPATION PLAN
OF
iDcentrix, INC.

EFFECTIVE AS OF MAY 1, 2007

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THE 2007 EQUITY PARTICIPATION PLAN
OF
IDCENTRIX, INC.

iDcentrix, Inc., a Delaware corporation (the “Company”), hereby adopts The 2007 Equity Participation Plan of iDcentrix, Inc. (the “Plan”) effective as of May 1, 2007 (the “Effective Date”). The Plan is for the benefit of key Employees and Independent Directors of, and Consultants to, the Company (as such terms are defined below).

The purposes of this Plan are as follows:

1. To provide an additional incentive for key Employees, Independent Directors, and Consultants to further the growth, development, and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development, and financial success.

2. To enable the Company to obtain and retain the services of key Employees, Independent Directors, and Consultants considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development, and financial success of the Company.

ARTICLE I

DEFINITIONS

1.1  General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

1.2  Administrator. “Administrator” shall mean the person or entity that conducts the general administration of the Plan as provide herein, and shall mean the Company’s President and Chief Executive Officer unless otherwise determined by the Board.

1.3  Award. “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalent award, or a Stock Payment award which may be awarded or granted under the Plan (collectively, “Awards”).

1.4  Award Limit. “Award Limit” shall mean one million (1,000,000) shares of Common Stock (as adjusted pursuant to Section 9.3), which shall be the maximum number of Options and Awards of Restricted Stock granted to a key Employee, Independent Director, or Consultant during one (1) calendar year.

1.5  Board. “Board” shall mean the Board of Directors of the Company.

1.6  Code. “Code” shall mean the Internal Revenue Code of 1986, including all amendments thereto made before or after the Effective Date.

1.7  Committee. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 8.1, or the Board if either (a) there is no Committee; or (b) the Board is acting in lieu of the Committee.

1.8  Common Stock. “Common Stock” shall mean the common stock of the Company, including any class thereof, and any other equity security of the Company issued or authorized to be issued in the future which has the right (subject to the prior rights of any class or series of preferred stock) to participate in the distribution of assets and earnings of the Company without limit as to per share amount.

1.9  Company. “Company” shall mean iDcentrix, Inc., and its successors or assigns.

1.10  Consultant. “Consultant” shall mean any consultant or adviser if:

(a)  the consultant or adviser renders bona fide services to the Company;

(b)  the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c)  the consultant or adviser has contracted directly with the Company to render such services.

1.11  Corporate Transaction. “Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party, whether effected through one transaction or a series of related transactions:

(a)  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company, or effect a similar reorganization as to form whereupon the Plan and all obligations hereunder are assumed by the successor entity;

(b)  the sale, transfer, exchange, or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a) above;

(c)  any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger; or

(d)  a sale or transfer of voting securities (except to affiliates of existing stockholders) in which securities possessing more than fifty percent (50%) of the total voting power of the Company’s existing securities are sold or transferred to a person or persons different from those who held such securities immediately prior to such sale.

1.12  Director. “Director” shall mean a member of the Board.

1.13  Dividend Equivalent. “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VII hereof.

1.14  Employee. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.15  Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.16  Fair Market Value. “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the closing sale price if available, or if not available, the average of representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

1.17  Holder. “Holder” shall mean a person who has been granted or awarded an Award pursuant to a written agreement with the Company.

1.18  Incentive Stock Option. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.19  Independent Director. “Independent Director” means a Director of the Company who is not also an employee of the Company.

1.20  Non-Qualified Stock Option. “Non-Qualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

1.21  Option. “Option” shall mean a stock option granted under 3 hereof. An Option granted under this Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option.

1.22  Optionee. “Optionee” shall mean an Employee, Independent Director, or Consultant granted an Option under this Plan.

1.23  Overall Limit. “Overall Limit” is defined in Section 2.1(a) hereof.

1.24  Performance Award. “Performance Award” shall mean a cash bonus, stock bonus, or other performance or incentive award that is paid in cash, property, Common Stock, or a combination thereof, awarded under Article VII hereof.

1.25  Performance Criteria. “Performance Criteria” shall mean any one or more of the following business criteria with respect to the Company, any Subsidiary, or any division or operating unit, as specified by the Administrator: (a) net income; (b) pre-tax income; (c) operating income; (d) cash flow; (e) earnings per share; (f) return on equity; (g) return on invested capital or assets; (h) cost reductions or savings; (i) funds from operations; (j) appreciation in the Fair Market Value of Common Stock; (k) earnings before any one or more of the following items: interest, taxes, depreciation, or amortization; and (l) any other criteria deemed appropriate by the Administrator.

1.26  Plan. “Plan” shall mean The 2007 Equity Participation Plan of iDcentrix, Inc., as amended from time to time.

1.27  QDRQ. “QDRO” shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.28  Restricted Stock. “Restricted Stock” shall mean Common Stock awarded under Article VI hereof.

1.29  Restricted Stockholder. “Restricted Stockholder” shall mean an Employee, Independent Director, or Consultant granted an Award of Restricted Stock under Article VI hereof.

1.30  Rule 16b-3. “Rule l6b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

1.31  Securities Act. “Securities Act” means the Securities Act of 1933, as amended.

1.32  Stock Payment. “Stock Payment” shall mean (a) a payment in the form of shares of Common Stock; or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including, without limitation, salary, bonuses, and commissions, that would otherwise become payable to a key Employee, Independent Director, or Consultant in cash, awarded under 7 hereof.

1.33  Subsidiary. “Subsidiary” shall mean any corporation in which fifty percent (50%) or more of the total combined voting power of all classes of stock is owned or controlled directly or indirectly by the Company or one or more of its subsidiaries.

1.34  Termination of Consultancy. “Termination of Consultancy” shall mean the time when the engagement of an Award recipient as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including without limitation by resignation, discharge, or death; but excluding terminations where there is a simultaneous commencement of employment with the Company or a Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all mailers and questions relating to Termination of Consultancy, including, without limitation, the question of whether a Termination of Consultancy resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provisions of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.35  Termination of Directorship. “Termination of Directorship” shall mean the time when an Independent Director who is an Award recipient ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death, or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

1.36  Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between an Award recipient and the Company or any Subsidiary is terminated for any reason, with or without cause, including, without limitation, a termination by resignation, discharge, death, disability, or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee or Restricted Stockholder (or other Award recipient) by the Company or a Subsidiary; (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship; and (c) at the discretion of the Administrator, terminations and which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, without limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor, or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status, or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

ARTICLE II

SHARES SUBJECT TO PLAN

2.1  Shares Subject to Plan.

(a)  The shares of stock subject to Awards shall be Common Stock until such time as the Board decides otherwise. Subject to Section 2.2 hereof, (i) the maximum number of shares reserved and available for delivery under this Plan shall not exceed three million four hundred thousand (3,400,000) shares (the “Overall Limit”); and (ii) the maximum number of shares which may be subject to Incentive Stock Options shall not exceed five hundred thousand (500,000) shares. The shares offered under the Plan may be either previously authorized but unissued shares or treasury shares.

(b)  The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit.

2.2  Add-back of Options and Other Awards. If any Option or other Award expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other Award as to which such Option or Award was not exercised prior to its expiration, cancellation, or exercise may again be optioned or awarded hereunder by the Company, subject to the limitations of Section 2.1 hereof. Furthermore, any shares subject to Options or other Awards which are adjusted pursuant to Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned or awarded hereunder by the Company, subject to the limitations of Section 2.1 hereof. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be optioned or awarded hereunder by the Company, subject to the limitations of Section 2.1 hereof. If any share of Restricted Stock is forfeited or repurchased by the Company pursuant to Section 6.5 or 6.6 hereof, such share may again be optioned or awarded hereunder, subject to the limitations of Section 2.1 hereof. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE III

GRANTING OF OPTIONS

3.1  Eligibility. Any Employee, Independent Director, or Consultant selected by the Administrator pursuant to Section 3.4(a)(i) hereof shall be eligible to be granted an Option.

3.2  Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

3.3  Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

3.4  Granting of Options.

(a)  The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

(i)  determine which Employees are key Employees and select from among the key Employees, Independent Directors, or Consultants (including Employees, Independent Directors, or Consultants who have previously received Options or other Awards under this Plan) such of them as in its opinion should be granted Options;

(ii)  subject to the Award Limit, determine the number of shares of Common Stock to be subject to such Options granted to the selected key Employees, Independent Directors, or Consultants;

(iii)  subject to Section 3.3 hereof, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iv)  determine the terms and conditions of such Options, consistent with this Plan.

(b)  Upon the selection of a key Employee, Independent Director, or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee, Independent Director, or Consultant that the Employee, Independent Director, or Consultant surrender for cancellation some or all of the unexercised Options or other Award which have been previously granted to him or her under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option or other Award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other Award, may contain such other terms as the Administrator deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period, or any other term or condition of such surrendered Option or other Award.

(c)  The Administrator’s power to modify the terms of Options under this Agreement shall not be limited by the fact or possibility that a modification might disqualify an Option originally granted as an Incentive Stock Option under this Plan may from treatment as an “incentive stock option” under Section 422 of the Code.

ARTICLE IV

TERMS OF OPTIONS

4.1  Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan. Each Stock Option Agreement shall state whether the Option evidenced thereby is intended to be an Incentive Stock Option or a Non-Qualified Stock Option. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.2  Option Price. The price per share of the shares subject to each Option shall be set by the Administrator and stated in the Stock Option Agreement; provided, however, that (a) such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (b) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

4.3  Option Term. The term of an Option shall be set by the Administrator in its discretion and stated in the Stock Option Agreement; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted; provided, further, that in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), the term shall not be more that five (5) years from the date the Option is granted. Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Directorship, Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

4.4  Option Vesting.

(a)  The period during and conditions under which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Administrator and stated in the Stock Option Agreement and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that in the case of an Optionee who is not an officer of the Company or a Consultant, and only to the extent required by applicable law, an Option shall become exercisable at least as rapidly as twenty percent (20%) per year over the five (5) year period commencing on the date the Option is granted; provided, further, that, unless the Administrator otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six (6) months and one (1) day after the date the Option is granted. At any time after the grant of an Option, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b)  No portion of an Option which is unexercisable at Termination of Directorship, Termination of Employment, or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator in the case of Options granted to Employees, Independent Directors, or Consultants either in the Stock Option Agreement or by action of the Administrator following the grant of the Option.

(c)  To the extent that the aggregate Fair Market Value of the stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds One Hundred Thousand Dollars ($100,000.00), such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of the stock shall be determined as of the time the Option with respect to such stock is granted.

ARTICLE V

EXERCISE OF OPTIONS

5.1  Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

5.2  Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

(a)  a written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

(b)  such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)  in the event that the Option shall be exercised pursuant to Section 9.1 hereof by any person or persons other than the Optionee, proof satisfactory to the administrator of the authority of such person or persons to exercise the Option; and

(d)  full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may, in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock already owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the vested Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the clauses (ii), (iii), (iv), (v), and (vi) above. In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

5.3  Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)  the admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)  the completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)  the obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)  the lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience;

(e)  the receipt by the Company of full payment for such shares in any manner authorized by the administrator under Section 5.2 hereof and payment of any applicable withholding tax; and

(f)  the Optionee’s written adoption of and agreement to the terms of the Stockholders’ Agreement if it is then in effect, and to any voting trust agreement that is then in effect.

5.4  Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders; provided, however, that upon issuance of Common Stock, pursuant to the exercise of an option, the holder of such Common Stock shall be entitled to receive annual statements as set forth in Section 260.140.46 of Title 10 of the California Code of Administrative Regulations.

5.5  Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Administrator may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two (2) years from the date of granting (including the date the Option is modified, extended, or renewed for purposes of Section 424(h) of the Code) such Option to such Employee; or (b) one (1) year after the transfer of such shares to such Employee. The Administrator may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

ARTICLE VI

AWARD OF RESTRICTED STOCK

6.1  Eligibility. Subject to the Award Limit and the Overall Limit (as set forth in Section 2.1 hereof), Restricted Stock may be awarded to any Employee whom the Committee determines is a key Employee, or to any Independent Director or Consultant whom the Administrator determines should receive such an Award.

6.2  Award of Restricted Stock.

(a)  The Administrator may from time to time, in its absolute discretion:

(i)  determine which Employees are key Employees and select from among the key Employees, Independent Directors, or Consultants (including Employees, Independent Directors, or Consultants who have previously received other Awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)  determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

(b)  The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c)  Upon the selection of a key Employee, Independent Director, or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

6.3  Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee, Independent Director, or Consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan.

6.4  Rights as Stockholders. Subject to Section 6.5 hereof, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7 hereof, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares and information as set forth in Section 260.140.46 of Title 10 of the California Code of Administrative Regulations; provided, however, that in the discretion of the Administrator, any distributions with respect to the Common Stock may be released from the restrictions set forth in Section 6.6 hereof.

6.5  Restrictions. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits, or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Administrator otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned, or otherwise transferred until at least six (6) months and one (1) day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions have terminated or expired. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder’s rights in unvested Restricted Stock shall lapse upon Termination of Employment or Termination of Consultancy; provided, however, that the Administrator in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder’s death or disability; provided, further, that the Administrator in its sole and absolute discretion may provide that no such lapse shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any change in control or ownership of the Company or because of the Restricted Stockholder’s retirement, or otherwise.

6.6  Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or Termination of Consultancy; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section l.l62-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder’s death or disability; provided, further, that, the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Directorship, Termination of Employment or a Termination of Consultancy without cause or following any change in control or ownership of the Company or because of the Restricted Stockholder’s retirement, or otherwise.

6.7  Escrow or Pledge. The Secretary of the Company, or such other escrow agent as the Administrator may appoint, shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate terminate.

6.8  Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder and by law, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

ARTICLE VII

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
STOCK PAYMENTS

7.1  Eligibility. Subject to the Award Limit and the Overall Limit, one or more Performance Awards, Dividend Equivalents, and/or Stock Payments may be granted to any Employee or Consultant whom the Committee determines should receive such an Award, and Dividend Equivalents may be granted to any Independent Director whom the Board determines should receive such an Award in connection with the grant of an Option. All such Awards shall be designed and administered so as not to create liability for the Company or any recipient of an Award for interest or additional taxes imposed under Section 409A of the Code.

7.2  Performance Awards. Any key Employee, Independent Director, or Consultant selected by the Committee, may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities, and other compensation of the particular key Employee, Independent Director, or Consultant.

7.3  Dividend Equivalents.

(a)  Any key Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, during the period between the date a Performance Award is granted and the date such Deferred Stock or Performance Award is exercised, vests, or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may he determined by the Committee.

(b)  Any Holder of an Option who is an Employee, Independent Director, or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, during the period between the date an Option is granted, and the date such Option is exercised, vests, or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

7.4  Stock Payments. Any key Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

7.5  Term. The term of a Performance Award, Dividend Equivalent, and/or Stock Payment shall be set by the Administrator, in its discretion.

7.6  Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

7.7  Form of Payment. Payment of the amount determined under Section 7.4 or 7.5 hereof shall be in Common Stock. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of the Plan, including, without limitation, Section 5.3 hereof.

ARTICLE VIII

ADMINISTRATION

8.1  Compensation Committee.

(a)  The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of one or more Directors appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

(b)  In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of a body composed exclusively of independent directors.

8.2  Duties and Powers of Committee. It shall be the duty of the Committee, or the Board if it determines to exercise the functions of the Committee, to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend, or revoke any such rules. Any Award under this Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

8.3  Majority Rule: Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

8.4  Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons in the administration of the Plan. The Committee, the Company, and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all holders of all Awards made under this Plan, the Company, and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to this Plan, Awards, or Award Agreements, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1  Not Transferable. Except as the Administrator may otherwise expressly permit, Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or Awards have been exercised, or the shares underlying such rights or Awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts, or engagements of the person given an Award under this Plan, or the person’s successors in interest, or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means, whether such disposition be voluntary or involuntary, or by operation of law by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Except as the Administrator may otherwise expressly permit, during the lifetime of an Optionee, only he or she may exercise an Option, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, may be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee’s will or revocable trust or under the then applicable laws of descent and distribution.

9.2  Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 9.2, this Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 9.3 hereof, increase the limits imposed in Section 2.1 hereof on the maximum number of shares which may be issued under this Plan, and no action of the Administrator may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Furthermore, no modification of the Award Limit shall be effective prior to the approval of the Company’s stockholders. No amendment, suspension, or termination of this Plan shall, without the consent of the holder of an affected Award, alter or impair any rights or obligations under any Awards theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Options or Restricted Stock may be granted or awarded pursuant to this Plan during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

(a)  the expiration of ten (10) years from the date the Plan is adopted by the Board; or

(b)  the expiration of ten (10) years from the date the Plan is approved by the Company’s stockholders under Section 9.4 hereof.

9.3  Changes in Common Stock or Assets of the Company; Acquisition or Liquidation of the Company and Other Corporate Events.

(a)  Subject to Section 9.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange, or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)  the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or other Awards may be granted under the Plan, (including, but not limited to, adjustments of the limitations in Section 2.1 hereof on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii)  the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options or other Awards; and

(iii)  the grant or exercise price with respect to any Option. or other Award.

(b)  Subject to Section 9.3(d) hereof, in the event of any Corporate Transaction or other transaction or event described in Section 9.3(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator in its discretion is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)  in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, for either the purchase of any such Option or any Restricted Stock or other Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee’s rights had such Option or Award been currently exercisable or payable or such Restricted Stock or other Award been fully vested, or the replacement of such Option, Restricted Stock, or other Award with other comparable rights or property;

(ii)  in its sole and absolute discretion, the Administrator may provide, either by the terms of such Option, Restricted Stock, or other Award, or by action taken prior to the occurrence of such transaction or event that it cannot vest, be exercised or become payable after such event;

(iii)  in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of such Option, Restricted Stock, or other Award, or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option, Restricted Stock, or other Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (A) Section 4.4 hereof; or (B) the provisions of such Option or Restricted Stock;

(iv)  in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide, either by the terms of such Option or Restricted Stock or other Award or by action taken prior to the occurrence of such transaction or event that upon such event, such option or Award be assumed by the successor or survivor corporation, or a parent thereof, or shall be substituted for by similar options or awards covering the stock of the successor or survivor corporation, or a parent thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v)  in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Administrator may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, and in the number and kind of outstanding Restricted Stock, or other Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options or Awards and Options or Awards which may be granted in the future;

(vi)  in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Administrator may provide either by the terms of a Restricted Stock Award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or other governing document upon some or all shares of Restricted Stock Award may be terminated, and some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.7 hereof or forfeiture under Section 6.6 hereof after such event; and

(vii)  in the event of any Corporate Transaction, each outstanding Option, and Restricted Stock Award shall, immediately prior to the Effective Date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent: (A) such right is, in connection with the Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof); or (B) the acceleration of exercisability of such right is subject to other limitations imposed by the Administrator at the time of grant. The determination of comparability of rights under clause (A) above shall be made by the Administrator, and its determination shall be final, binding and conclusive.

(c)  Subject to Sections 9.3(d) and 9.8 hereof, the Administrator may, in its discretion, include such further provisions and limitations in any Option or Restricted Stock agreement, other instrument governing the terms of an Award, as it may deem equitable and in the best interests of the Company.

(d)  No adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause an Award that is not intended to be deferred compensation subject to Section 409A of the Code to be subject thereto.

(e)  No adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option or other Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right, or award shall always be rounded to the next whole number.

9.4  Approval of Plan by Stockholders. The Plan, as amended and restated, will be submitted for the approval of the Company’s stockholders within one (1) month after the date of the Board’s adoption thereof.

9.5  Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each holder of an Award of any sums required by federal, state, or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may, in its discretion, allow any holder of an Award to elect to deliver shares of Common Stock owned by the holder of the Award or to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having in each case a Fair Market Value equal to the sums required to be withheld, or a combination of any of the foregoing methods, in partial or full satisfaction of the foregoing requirement.

9.6  Loans. The Committee may, in its discretion and to the extent permitted by law, rule, or regulation, extend one or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan, or the issuance of Restricted Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

9.7  Recapture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right (to the extent consistent with the applicable exemptive conditions of Rule l6b-3) to provide, in the terms of Options, Restricted Stock, or other Awards made under the Plan, or to require the recipient to agree by separate written instrument, that (a) any proceeds, gains, or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying such Award, must be paid to the Company; and (b) the Award shall terminate and any unexercised portion of such Award (whether or not vested) shall be forfeited, if (i) a Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award; or (ii) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary, or harmful to the interests of the Company, as further defined by the Administrator.

9.8  Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option or Restricted Stock awarded to any individual who is then subject to Section 16 of the Exchange Act with respect to the Company’s Common Stock, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, and Restricted Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option which is intended to qualify as performance based compensation as described in Section 162(m)(4)(C) of the Code, if the Company is then subjection to Section 162(m) shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

9.9  Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Independent Directors, or Consultants of the Company or any Subsidiary; or (b) to grant or assume restricted stock, options, or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation, or otherwise, of the business, stock, or assets of any corporation, partnership, limited liability company, firm, or association. The number of shares subject to any agreement not made pursuant to this Plan shall not be taken into account in determining the number of shares that may be issued to any one person pursuant to the applicable Award Limit or to all Employees, Independent Directors, and Consultants pursuant to the Overall Limit.

9.10  Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock, and other Awards under this Plan, and the issuance and delivery of shares of Common Stock, and the payment of money under this Plan or under Awards hereunder are subject to compliance with all applicable federal and state laws, rules, and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock, and other Awards, granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

9.11  Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

9.12  Governing Law. This Plan and any agreements hereunder shall be administered, interpreted, and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

9.13  No Guarantee or Promise of Continued Service. Nothing in this Plan or in any Award Agreement shall confer upon any Holder any right to continue in the employ of, as a Director of, or as a Consultant to, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary to discharge any Holder at any time for any reason whatsoever, with or without cause.

The undersigned hereby certifies that the foregoing is a true and correct copy of the Plan, which was duly adopted by resolution or written consent of the Board of Directors of iDcentrix, Inc., as of the Effective Date.

IDCENTRIX, INC., a Delaware corporation

By:

___________________________, Secretary

November 2007

AMENDMENT NO. 1

TO

THE 2007 EQUITY PARTICIPATION PLAN OF iDcentrix, Inc.

WHEREAS, The 2007 Equity Participation Plan of iDcentrix, Inc. (the “Plan”) was adopted, effective as of May 1, 2007; and

WHEREAS, the participating employer wishes to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended, effective as of May 1, 2007, as follows:

1.  Section 1.4 of the Plan is hereby amended to replace the phrase “one million (1,000,000)” with the phrase “two million (2,000,000)”.

2.  Section 1.7 of the Plan is hereby amended to read in its entirety as follows:

“ Committee. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 8.1(a) which committee shall be composed of at least two people, or the Board if either (a) there is no Committee; or (b) the Board is acting in lieu of the Committee. The Board shall serve as the Committee in respect of Awards granted to the Independent Directors. Notwithstanding the foregoing, whenever the Company is Publicly Traded (as defined below), unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director (as defined below). However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan. For purposes hereof, “Publicly Traded” means that the Common Stock of the Company is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, Inc. or is publicly traded in an established securities market. For purposes hereof, “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder (“Section 162(m)”); provided, however, that clause (ii) shall apply only with respect to Awards granted with respect to which the Company’s tax deduction could be limited by Section 162(m) if such clause did not apply.”

3.  Section 1.11 is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, in no event will the consummation of the transactions contemplated by a Share Exchange Agreement by and between the Company and Sterling Gold Corp., pursuant to which the shareholders of the Company will receive common shares of Sterling in exchange for their shares of capital stock of the Company, and related agreements constitute a Corporate Transaction.”

4.  Section 6.5 is hereby amended by adding the following sentence after the second sentence thereof:

“If consideration was paid by the Restricted Stockholder upon issuance of the Restricted Stock, a Restricted Stockholder’s rights in unvested Restricted Stock may be eligible for repurchase by the Company in accordance with the provisions of Section 6.6 below.”

5.  Section 6.5 is hereby further amended to add the phrase “and be forfeited” following the word “lapse” the first two times such term is used in the third sentence therein. The phrase “and forfeiture” shall be added following the word “lapse” the third time such term is used in the third sentence therein.

6.  Section 6.5 is hereby further amended by adding the following sentence at the end thereof:

“The Administrator, in its sole and absolute discretion, may provide, in the agreement reflecting an Award of Restricted Stock, the terms relating to when rights may lapse and be forfeited or restrictions shall terminate or expire in connection with a Termination of Directorship.”

7.  Section 6.6 is hereby amended by inserting the following phrase at the beginning thereof:

“If consideration was paid by the Restricted Stockholder upon issuance of Restricted Stock,”

8.  Section 6.6 is hereby amended to add the following sentence at the end thereof:

“The restrictions set forth in this Section 6.6 shall terminate as of the first date that the Common Stock is Publicly Traded.”

9.  Section 6.7 is hereby amended by adding the following phrase at the beginning thereof:

“Unless the Committee determines otherwise and provides in the Agreement reflecting an Award of Restricted Stock,”

10.  Section 6.8 is hereby amended by adding the following sentence at the end thereof:

“The legend or legends on any Restricted Stock shall be removed upon reasonable request of the holder thereof when all restrictions have lapsed.”

11.  Section 7.2 is hereby amended to add the following at the end thereof:

“Notwithstanding the foregoing, the maximum value of any Performance Award that may be granted may not exceed the value of two million (2,000,000) shares of Common Stock in any one year. All cash settlements shall equal the Fair Market Value of the shares of Common Stock to which the cash settlement relates, determined as of the trading day immediately prior to the date of settlement. When Performance Awards that are intended to be considered qualified “performance-based compensation” within the meaning of Section 162(m) of the Code or any regulations or rulings issued thereunder (“Section 162(m)”) are granted, the Committee shall establish (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met and (iv) any other conditions that the Committee deems appropriate and consistent with this Plan and the requirements of Section 162(m) for qualified “performance-based compensation.” The Committee is authorized, at any time during the first 90 days of the period of service to which the performance goal relates (or, if shorter, the first 25% of the period of service, as allowed under Section 162(m)), in its discretion, to adjust or modify the calculation of a performance goal; provided, that the performance goals are established in a written form within the time permitted by Section 162(m) to be considered qualified “performance-based compensation.” The performance goals shall satisfy the requirements for qualified “performance-based compensation” under Section 162(m), including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. Except as provided in this Section 7.2, the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

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12.  Section 8.1(a) is hereby amended to substitute the word “two” for the word “one” in the first sentence thereof.

13.  Section 9.3(b)(i) is hereby amended to separate the clauses by adding (A) after the phrase “Holder’s request, for either”, (B) after the phrase “fully vested”, and the following as a new subsection (C) at the end thereof:

“(C) or the cancellation and termination without consideration of such Option, Restricted Stock, or other Award that are not “in the money” as of the date of the Corporate Transaction. For purposes of this Section 9.3, “in the money” means that the fair market value of a share of Common Stock is greater than the value of a share of Common Stock.”

14.  Section 9.3(b) is further amended to add the follow paragraph at the end thereof:

“Notwithstanding any provision of this Plan or any other agreement, contract, or understanding with any Holder to the contrary and unless otherwise provided by the Board at the time of a Corporate Transaction or thereafter, if the Holder is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Award (or portion thereof) held by that Holder and any right to receive any payment or other benefit (or portion thereof) under this Plan shall not become exercisable or vested to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Holder under this Plan and all other agreements, contracts, or understandings would cause any payment or benefit to the Holder under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect.”

15.  Section 9.8 is hereby amended by making the current language in 9.8, a new subsection (a), and adding the following paragraphs as new subsections (b) and (c) at the end thereof:

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“(b) Without limiting the generality of Section 9.8(a) above, for purposes of granting any Award intended to qualify as “performance based compensation” within the meaning of Section 162(m) at any time to any individual under the Plan, this Plan, as amended, will be approved in a manner intended to comply with the requirements of Section 162(m) so that such Awards granted under the Plan may, if they otherwise qualify as performance-based compensation, be deductible by the Company.

(c) If additional Awards are granted following the expiration of the initial stockholder approval and such Awards (other than Options) are intended to qualify as performance based compensation, the Plan shall be resubmitted for approval by the stockholders of the Company at a time and in a manner intended to comply with Section 162(m).”

16.  Sections 9.14 through 9.17 are hereby added to the Plan as follows:

“9.14Employees Subject to Taxation Outside the United States. With respect to key Employees, Independent Directors, and Consultants who are residents or subject to taxation in countries other than the United States, the Administrator may make grants with such terms and conditions as the Administrator deems appropriate to comply with the laws of the applicable countries, and the Administrator may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws. In order to facilitate the grant of Awards under this Plan, the Administrator may, in its sole discretion, (i) provide for such special terms for Awards to key Employees, Independent Directors and Consultants who are foreign nationals, or who are employed by the Company outside of the United States, as the Administrator may, in its sole discretion, consider necessary or appropriate to accommodate differences in local law, tax policy or custom and (ii) approve such supplements to, or amendments, restatements or alternative versions of, this Plan, as it may, in its sole discretion, consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan for any other purpose; provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders under any applicable rules.

“9.15Section 409A. It is the intention of the Company that no grant be subject to the additional tax imposed by Section 409A(b)(5)(i) of the Code, and to the extent that there are any ambiguities herein, this Plan shall be interpreted and administered accordingly.”

“9.16 Binding on Transferees. The Plan shall be binding upon the Company, its successors, transferees and assigns, and the Employee, Independent Director or Consultant, his executor, administrator and any transferees and beneficiaries.”

“9.17 Severability. If any provision of the Plan or any Award agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.”

iDcentrix, Inc.

Dated: November ___, 2007	By: ______________________________

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